Exhibit 3.5

                              ARTICLES OF AMENDMENT
                                       OF
                                HEICO CORPORATION

        The undersigned, being a Director HEICO Corporation, a Florida corporation (the "Corporation"), does hereby file these Articles of Amendment to the Corporation's Articles of Incorporation, pursuant to Sections 607.1006 and
607.0602 of the Florida Business Corporation Act.

1.      The name of the Corporation is HEICO Corporation.

2. Article III of the Corporation's Articles of Incorporation shall be amended by deleting current Section (f) and adding a new Section (f) and (g) thereto, to read as follows:

"(f)    SERIES B JUNIOR PARTICIPATING PREFERRED STOCK

        (1) Designation and Amount. The shares of such series shall be designated as "Series B Junior Participating Preferred Stock" (the "Series B Preferred Stock") and the number of shares constituting such series shall be 300,000.

        (2)     Dividends and Distributions.

                (A) Subject to the provisions for adjustment hereinafter set forth, the holders of shares of Series B Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, (i) cash dividends in an amount per share (rounded to the nearest cent) equal to 100 times the aggregate per share amount of all cash dividends declared or paid on the Common Stock of the Corporation and (ii) a preferential cash dividend (the "Series B Preferential Cash Dividends"), if any, on the first day of February, May, August and November of each year (each a "Series B Quarterly Dividend Payment Date"), commencing on the first Series B Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series B Preferred Stock, in an amount equal to $.75 per share of Series B Preferred Stock less the per share amount of all cash dividends declared on the Series B Preferred Stock pursuant to clause (i) of this sentence since the immediately preceding Series B Quarterly Dividend Payment Date or, with respect to the first Series B Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series B Preferred Stock. In the event the Corporation shall, at any time after the issuance of any share or fraction of a share of Series B Preferred Stock, make any distribution on the shares of Common Stock of the Corporation, whether by way of a dividend or a reclassification of stock, a recapitalization, reorganization or partial liquidation of the Corporation or otherwise, which is payable in cash or any debt security, debt instrument, real or personal property or any other property (other than cash dividends subject to the immediately preceding sentence, a distribution of shares of Common Stock or other capital stock of the Corporation or a distribution of rights or warrants to acquire any such share, including any debt security convertible into or exchangeable for any such share, at a price less than the Fair Market Value (as defined in Section (f)(7)(D) of this Article
III) of such share), then and in each such event the Corporation shall simultaneously pay on each then outstanding share of Series B Preferred Stock of the Corporation a distribution, in like kind, of 100 times such distribution paid on a share of Common Stock (subject to the provisions for adjustment hereinafter set forth). The dividends and distributions on the Series B Preferred Stock to which holders thereof are entitled pursuant to clause (i)

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of the first sentence of this paragraph and pursuant to the second sentence of this paragraph are hereinafter referred to as "Series B Participating Dividends" and the multiple of such cash and non-cash dividends on the Common Stock applicable to the determination of the Series B Participating Dividends, which shall be 100 initially but shall be adjusted from time to time as hereinafter provided, is hereinafter referred to as the "Series B Dividend Multiple". In the event the Corporation shall at any time after November 2, 2003 declare or pay any dividend or make any distribution on Common Stock payable in shares of Common Stock, or effect a subdivision or split or a combination, consolidation or reverse split of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, then in each such case the Series B Dividend Multiple thereafter applicable to the determination of the amount of Series B Participating Dividends which holders of shares of Series B Preferred Stock shall be entitled to receive shall be the Series B Dividend Multiple applicable immediately prior to such event multiplied by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                (B) The Corporation shall declare each Series B Participating Dividend at the same time it declares any cash or non-cash dividend or distribution on the Common Stock in respect of which a Series B Participating Dividend is required to be paid. No cash or non-cash dividend or distribution on the Common Stock in respect of which a Series B Participating Dividend is required to be paid shall be paid or set aside for payment on the Common Stock unless a Series B Participating Dividend in respect of such dividend or distribution on the Common Stock shall be simultaneously paid, or set aside for payment, on the Series B Preferred Stock.

                (C) Series B Preferential Cash Dividends shall begin to accrue on outstanding shares of Series B Preferred Stock from the Series B Quarterly Dividend Payment Date next preceding the date of issuance of any shares of Series B Preferred Stock. Accrued but unpaid Series B Preferential Cash Dividends shall be cumulative but shall not bear interest. Series B Preferential Cash Dividends paid on the shares of Series B Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.

        (3) Voting Rights. The holders of shares of Series B Preferred Stock shall have the following voting rights:

                (A) Subject to the provisions for adjustment hereinafter set forth, each share of Series B Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the shareholders of the Corporation. The number of votes which a holder of a share of Series B Preferred Stock is entitled to cast, as the same may be adjusted from time to time as hereinafter provided, is hereinafter referred to as the "Series B Vote Multiple". In the event the Corporation shall at any time after November 2, 2003 declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or split or a combination, consolidation or reverse split of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, then in each such case the Series B Vote Multiple thereafter applicable to the determination of the number of votes per share to which holders of shares of Series B Preferred Stock shall be entitled after such event shall be the Series B Vote Multiple immediately prior to such event multiplied by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

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                (B)     Except as otherwise provided in these Articles of
Incorporation or the Bylaws of the Corporation, the holders of shares of Series B Preferred Stock and Series C Preferred Stock and the holders of shares of Common Stock and Class A Common Stock shall vote together as a single voting group on all matters submitted to a vote of shareholders of the Corporation.

                (C) Unless otherwise provided in these Articles of Incorporation, in the event that any preferential cash dividend to which the holders of any currently existing or future series of the Series B Preferred Stock are entitled (collectively, the "Series B Preferred Cash Dividends") has accrued for four or more quarterly dividend periods, whether consecutive or not, and shall not have been declared and paid (or a sum sufficient for the payment thereof has been set aside) in full, the holders of record of such series of Preferred Stock, other than any series in respect of which such right is expressly withheld by these Articles of Incorporation (such holders existing from time to time being hereinafter referred to as the "Unpaid Series B Holders"), acting as a single voting group, shall have the right, at the next meeting of shareholders called for the election of Directors, to elect one member to the Board of Directors, which Director (hereinafter, the "Series B Preferred Director") shall be in addition to the number of Directors required by the Bylaws of the Corporation prior to such event, to serve until the next annual meeting of shareholders and until their successors are elected and qualified or their earlier resignation, removal or incapacity or until such earlier time as all accrued and unpaid Series B Preferred Cash Dividends shall have been paid (or a sum sufficient for the payment thereof has been set aside) in full. If at any annual meeting of shareholders at which the term of a Series B Preferred Director is fixed to expire there are accrued Series B Preferred Cash Dividends which have not been paid (or a sum sufficient for payment thereof has not been set aside) in full, the Unpaid Series B Holders shall have the right to elect a Series B Preferred Director to the vacant Directorship resulting from the expiration of the term of such Series B Preferred Director in the manner provided in the immediately preceding sentence until all accrued and unpaid Series B Preferred Cash Dividends shall have been paid (or a sum sufficient for payment thereof has been set aside) in full; provided, however, that at no time shall more than one Series B Preferred Director be a member of the Board of Directors. The Series B Preferred Director may be removed, with or without cause, by the Unpaid Series B Holders. Vacancies in such Directorships (whether caused by death, resignation, removal or otherwise) may be filled (if any accrued Series B Preferred Cash Dividends remain unpaid or a sum sufficient for payment thereof has not been set aside) only by the Unpaid Series B Holders in the manner permitted by law; provided, however, that any such action by the Unpaid Series B Holders shall be taken at a meeting of shareholders and shall not be taken by written consent; provided further, however, that by a vote of a majority of the Board of Directors in office other than the Series B Preferred Director, the Series B Preferred Director may be removed immediately after all accrued and unpaid Series B Preferred Cash Dividends shall have been paid (or a sum sufficient for the payment thereof has been set aside) in full.

                (D) Except as otherwise provided in these Articles of Incorporation or the Bylaws of the Corporation, holders of Series B Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for the taking of any corporate action.

        (4)     Certain Restrictions.

                (A) Whenever Series B Preferential Cash Dividends or Series B Participating Dividends are in arrears or the Corporation shall be in default of payment thereof, thereafter and until all accrued and unpaid Series B Preferential Cash Dividends and Series B Participating Dividends, whether or not declared, on shares of Series B Preferred Stock outstanding shall have been paid (or a sum sufficient for payment thereof has been set aside) in full, and in addition to any and all other rights which

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any holder of shares of Series B Preferred Stock may have in such circumstances, the Corporation shall not

                        (i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration, any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock;

                        (ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity as to dividends with the Series B Preferred Stock, unless dividends are paid ratably on the Series B Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled if the full dividends accrued thereon were to be paid;

                        (iii) except as permitted by subparagraph (iv) of this paragraph (4)(A), redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (both as to dividends and upon liquidation, dissolution or winding up) to the Series B Preferred Stock; or

                        (iv) purchase or otherwise acquire for consideration any shares of Series B Preferred Stock, or any shares of stock ranking on a parity with the Series B Preferred Stock (either as to dividends or upon liquidation, dissolution or winding up), except in accordance with a purchase offer made to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

                (B) The Corporation shall not permit any Subsidiary (as hereinafter defined) of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner. A "Subsidiary" of the Corporation shall mean any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient to elect a majority of the Board of Directors or other persons performing similar functions are beneficially owned, directly or indirectly, by the Corporation or by any corporation or other entity that is otherwise controlled by the Corporation.

                (C) The Corporation shall not issue any shares of Series B Preferred Stock except upon exercise of Rights (the "Series B Rights") issued pursuant to that certain Rights Agreement dated as of November 2, 2003 between the Corporation and SunTrust Bank, as rights agent, a copy of which is on file with the Secretary of the Corporation at its principal executive office and shall be made available to shareholders of record without charge upon written request therefor addressed to said Secretary. Notwithstanding the foregoing sentence, nothing contained in the provisions hereof shall prohibit or restrict the Corporation from issuing for any purpose any series of Preferred Stock with rights and privileges similar to, different from, or greater than, those of the Series B Preferred Stock.

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        (5)     Reacquired Shares. Any shares of Series B Preferred Stock
purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares upon their retirement and cancellation shall become authorized but unissued shares of preferred stock, without designation as to series, and such shares may be reissued as part of a new series of preferred stock to be created by resolution or resolutions of the Board of Directors.

        (6) Liquidation, Dissolution or Winding Up. Upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, no distribution shall be made (A) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock unless the holders of shares of Series B Preferred Stock shall have received, subject to adjustment as hereinafter provided, (i) $45 per one-hundredth share plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, or (ii) if greater than the amount specified in clause (A)(i) of this sentence, an amount equal to 100 times the aggregate amount to be distributed per share to holders of Common Stock, as the same may be adjusted as hereinafter provided, and (B) to the holders of stock ranking on a parity upon liquidation, dissolution or winding up with the Series B Preferred Stock, unless simultaneously therewith distributions are made ratably on the Series B Preferred Stock and all other shares of such parity stock in proportion to the total amounts to which the holders of shares of Series B Preferred Stock are entitled under clause (A)(i) of this sentence and to which the holders of such parity shares are entitled, in each case upon such liquidation, dissolution or winding up. The amount to which holders of Series B Preferred Stock may be entitled upon liquidation, dissolution or winding up of the Corporation pursuant to clause (A) of the foregoing sentence is hereinafter referred to as the "Series B Participating Liquidation Amount" and the multiple of the amount to be distributed to holders of shares of Common Stock upon the liquidation, dissolution or winding up of the Corporation applicable pursuant to said clause to the determination of the Series B Participating Liquidation Amount, as said multiple may be adjusted from time to time as hereinafter provided, is hereinafter referred to as the "Series B Liquidation Multiple". In the event the Corporation shall at any time after November 2, 2003 declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or split or a combination, consolidation or reverse split of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, then in each such case the Series B Liquidation Multiple thereafter applicable to the determination of the Series B Participating Liquidation Amount to which holders of Series B Preferred Stock shall be entitled after such event shall be the Series B Liquidation Multiple applicable immediately prior to such event multiplied by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

        (7)     Certain Reclassifications and Other Events.

                (A) In the event that holders of shares of Common Stock of the Corporation receive after November 2, 2003 in respect of their shares of Common Stock any share of capital stock of the Corporation (other than any share of Common Stock of the Corporation), whether by way of reclassification, recapitalization, reorganization, dividend or other distribution or otherwise (a "Common Stock Transaction"), then and in each such event the dividend rights, voting rights and rights upon the liquidation, dissolution or winding up of the Corporation of the shares of Series B Preferred Stock shall be adjusted so that after such event the holders of Series B Preferred Stock shall be entitled, in respect of each share of Series B Preferred Stock held, in addition to such rights in respect thereof to which such holder was entitled immediately prior to such adjustment, to (i) such additional dividends as equal the

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Series B Dividend Multiple in effect immediately prior to such Common Stock
Transaction multiplied by the additional dividends which the holder of a share of Common Stock shall be entitled to receive by virtue of the receipt in the Common Stock Transaction of such capital stock, (ii) such additional voting rights as equal the Series B Vote Multiple in effect immediately prior to such Common Stock Transaction multiplied by the additional voting rights which the holder of a share of Common Stock shall be entitled to receive by virtue of the receipt in the Common Stock Transaction of such capital stock and (iii) such additional distributions upon liquidation, dissolution or winding up of the Corporation as equal the Series B Liquidation Multiple in effect immediately prior to such Common Stock Transaction multiplied by the additional amount which the holder of a share of Common Stock shall be entitled to receive upon liquidation, dissolution or winding up of the Corporation by virtue of the receipt in the Common Stock Transaction of such capital stock, as the case may be, all as provided by the terms of such capital stock.

                (B) In the event that holders of shares of Common Stock of the Corporation receive after November 2, 2003 in respect of their shares of Common Stock any right or warrant to purchase Common Stock (including as such a right, for all purposes of this paragraph, any security convertible into or exchangeable for Common Stock) at a purchase price per share less than the Fair Market Value (as hereinafter defined) of a share of Common Stock on the date of issuance of such right or warrant, then and in each such event the dividend rights, voting rights and rights upon the liquidation, dissolution or winding up of the Corporation of the shares of Series B Preferred Stock shall each be adjusted so that after such event the Series B Dividend Multiple, the Series B Vote Multiple and the Series B Liquidation Multiple shall each be the product of the Series B Dividend Multiple, the Series B Vote Multiple and the Series B Liquidation Multiple, as the case may be, in effect immediately prior to such event multiplied by a fraction the numerator of which shall be the number of shares of Common Stock outstanding immediately before such issuance of rights or warrants plus the maximum number of shares of Common Stock which could be acquired upon exercise in full of all such rights or warrants and the denominator of which shall be the number of shares of Common Stock outstanding immediately before such issuance of rights or warrants plus the number of shares of Common Stock which could be purchased, at the Fair Market Value of the Common Stock at the time of such issuance, by the maximum aggregate consideration payable upon exercise in full of all such rights or warrants.

                (C) In the event that holders of shares of Common Stock of the Corporation receive after November 2, 2003 in respect of their shares of Common Stock any right or warrant to purchase capital stock of the Corporation (other than shares of Common Stock), including as such a right, for all purposes of this paragraph, any security convertible into or exchangeable for capital stock of the Corporation (other than Common Stock), at a purchase price per share less than the Fair Market Value of such shares of capital stock on the date of issuance of such right or warrant, then and in each such event the dividend rights, voting rights and rights upon liquidation, dissolution or winding up of the Corporation of the shares of Series B Preferred Stock shall each be adjusted so that after such event each holder of a share of Series B Preferred Stock shall be entitled, in respect of each share of Series B Preferred Stock held, in addition to such rights in respect thereof to which such holder was entitled immediately prior to such event, to receive (i) such additional dividends as equal the Series B Dividend Multiple in effect immediately prior to such event multiplied, first, by the additional dividends to which the holder of a share of Common Stock shall be entitled upon exercise of such right or warrant by virtue of the capital stock which could be acquired upon such exercise and multiplied again by the Discount Fraction (as hereinafter defined) and (ii) such additional voting rights as equal the Series B Vote Multiple in effect immediately prior to such event multiplied, first, by the additional voting rights to which the holder of a share of Common Stock shall be entitled upon exercise of such right or warrant by virtue of the capital stock which could be acquired upon such exercise and multiplied again by the Series B Discount Fraction and (iii) such additional distributions upon liquidation, dissolution or winding up of

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the Corporation as equal the Series B Liquidation Multiple in effect immediately prior to such event multiplied, first, by the additional amount which the holder of a share of Common Stock shall be entitled to receive upon liquidation, dissolution or winding up of the Corporation upon exercise of such right or warrant by virtue of the capital stock which could be acquired upon such exercise and multiplied again by the Series B Discount Fraction. For purposes of this paragraph, the "Series B Discount Fraction" shall be a fraction the numerator of which shall be the difference between the Fair Market Value of a share of the capital stock subject to a right or warrant distributed to holders of shares of Common Stock of the Corporation as contemplated by this paragraph immediately after the distribution thereof and the purchase price per share for such share of capital stock pursuant to such right or warrant and the denominator of which shall be the Fair Market Value of a share of such capital stock immediately after the distribution of such right or warrant.

                (D) For purposes of this Section (e) of Article III, the "Fair Market Value" of a share of capital stock of the Corporation (including a share of Common Stock) on any date shall be deemed to be the average of the daily closing price per share thereof over the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that, in the event that such Fair Market Value of any such share of capital stock is determined during a period which includes any date that is within 30 Trading Days after (i) the ex-dividend date for a dividend or distribution on stock payable in shares of such stock or securities convertible into shares of such stock, or (ii) the effective date of any subdivision, split, combination, consolidation, reverse stock split or reclassification of such stock, then, and in each such case, the Fair Market Value shall be appropriately adjusted by the Board of Directors of the Corporation to take into account ex-dividend or post-effective date trading. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way (in either case, as reported in the applicable transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange), or, if the shares are not listed or admitted to trading on the New York Stock Exchange, as reported in the applicable transaction reporting system with respect to securities listed on the principal national, securities exchange on which the shares are listed or admitted to trading or, if the shares are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System's National Market System ("NASDAQ/NMS") or such other system then in use, or if on any such date the shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the shares selected by the Board of Directors of the Corporation. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the shares are listed or admitted to trading is open for the transaction of business or, if the shares are not listed or admitted to trading on any national securities exchange, on which the NASDAQ/NMS or such national securities exchange as may be selected by the Board of Directors of the Corporation is open. If the shares are not publicly held or not so listed or traded on any day within the period of 30 Trading Days applicable to the determination of Fair Market Value thereof as aforesaid, "Fair Market Value" shall mean the fair market value thereof per share as determined in good faith by the Board of Directors of the Corporation. In either case referred to in the foregoing sentence, the determination of Fair Market Value shall be described in a statement filed with the Secretary of the Corporation.

        (8) Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each outstanding share of Series B Preferred Stock shall at the same time be similarly exchanged for or

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changed into the aggregate amount of stock, securities, cash and/or other property (payable in like kind), as the case may be, for which or into which each share of Common Stock is changed or exchanged multiplied by the highest of the Series B Vote Multiple, the Series B Dividend Multiple or the Series B Liquidation Multiple in effect immediately prior to such event.

        (9)     Effective Time of Adjustments.

                (A) Adjustments to the Series B Preferred Stock required by the provisions hereof shall be effective as of the time at which the event requiring such adjustments occurs.

                (B) The Corporation shall give prompt written notice to each holder of a share of Series B Preferred Stock of the effect of any adjustment to the voting rights, dividend rights or rights upon liquidation, dissolution or winding up of the Corporation of such shares required by the provisions hereof. Notwithstanding the foregoing sentence, the failure of the Corporation to give such notice shall not affect the validity of or the force or effect of or the requirement for such adjustment.

        (10) No Redemption. The shares of Series B Preferred Stock shall not be redeemable at the option of the Corporation or any holder thereof. Notwithstanding the foregoing sentence of this Section 10, the Corporation may acquire shares of Series B Preferred Stock in any other manner permitted by law and the Articles of Incorporation.

        (11) Ranking. Unless otherwise provided in these Articles of Incorporation, the Series B Preferred Stock shall rank pari pasu with the Series C Preferred Stock and junior to all other series of the Corporation's Preferred Stock as to the payment of dividends and the distribution of assets on liquidation, dissolution or winding up and shall rank senior to the Common Stock.

        (12) Amendment. These Articles of Incorporation of the Corporation shall not be amended in any manner which would adversely affect the rights, preferences or limitations of the Series B Preferred Stock without, in addition to any other vote of shareholders required by law, the approval of (1) the holders of the then outstanding Rights (as defined in Section (f)(4)(C) of this Article III) and (2) the holders of the then outstanding shares of the Series B Preferred Stock, with the holders of the Rights and the holders of the Series B Preferred Stock voting together as a single voting group; provided, however, that the holder of each share of Series B Preferred Stock shall have one vote and the holder of each Right shall have one one-hundredth of a vote with respect to each such amendment."

"(g)    SERIES C JUNIOR PARTICIPATING PREFERRED STOCK

        (1) Designation and Amount. The shares of such series shall be designated as "Series C Junior Participating Preferred Stock" (the "Series C Preferred Stock") and the number of shares constituting such series shall be 300,000.

        (2)     Dividends and Distributions.

                (A) Subject to the provisions for adjustment hereinafter set forth, the holders of shares of Series C Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, (i) cash dividends in an amount per share (rounded to the nearest cent) equal to 100 times the aggregate per share amount of all cash dividends declared or paid on the Class A Common Stock of the Corporation and
(ii) a preferential cash dividend (the "Series C Preferential Cash Dividends"), if any, on the first day of February, May, August and

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November of each year (each a "Series C Quarterly Dividend Payment Date"), commencing on the first Series C Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series C Preferred Stock, in an amount equal to $.65 per share of Series C Preferred Stock less the per share amount of all cash dividends declared on the Series C Preferred Stock pursuant to clause (i) of this sentence since the immediately preceding Series C Quarterly Dividend Payment Date or, with respect to the first Series C Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series C Preferred Stock. In the event the Corporation shall, at any time after the issuance of any share or fraction of a share of Series C Preferred Stock, make any distribution on the shares of Cass A Common Stock of the Corporation, whether by way of a dividend or a reclassification of stock, a recapitalization, reorganization or partial liquidation of the Corporation or otherwise, which is payable in cash or any debt security, debt instrument, real or personal property or any other property (other than cash dividends subject to the immediately preceding sentence, a distribution of shares of Class A Common Stock or other capital stock of the Corporation or a distribution of rights or warrants to acquire any such share, including any debt security convertible into or exchangeable for any such share, at a price less than the Fair Market Value (as defined in Section (g)(7)(D) of this Article III) of such share), then and in each such event the Corporation shall simultaneously pay on each then outstanding share of Series C Preferred Stock of the Corporation a distribution, in like kind, of 100 times such distribution paid on a share of Class A Common Stock (subject to the provisions for adjustment hereinafter set forth). The dividends and distributions on the Series C Preferred Stock to which holders thereof are entitled pursuant to clause (i) of the first sentence of this paragraph and pursuant to the second sentence of this paragraph are hereinafter referred to as "Series C Participating Dividends" and the multiple of such cash and non-cash dividends on the Class A Common Stock applicable to the determination of the Series C Participating Dividends, which shall be 100 initially but shall be adjusted from time to time as hereinafter provided, is hereinafter referred to as the "Series C Dividend Multiple". In the event the Corporation shall at any time after November 2, 2003 declare or pay any dividend or make any distribution on Class A Common Stock payable in shares of Class A Common Stock, or effect a subdivision or split or a combination, consolidation or reverse split of the outstanding shares of Class A Common Stock into a greater or lesser number of shares of Class A Common Stock, then in each such case the Series C Dividend Multiple thereafter applicable to the determination of the amount of Series C Participating Dividends which holders of shares of Series C Preferred Stock shall be entitled to receive shall be the Series C Dividend Multiple applicable immediately prior to such event multiplied by a fraction the numerator of which is the number of shares of Class A Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Class A Common Stock that were outstanding immediately prior to such event.

                (B) The Corporation shall declare each Series C Participating Dividend at the same time it declares any cash or non-cash dividend or distribution on the Class A Common Stock in respect of which a Series C Participating Dividend is required to be paid. No cash or non-cash dividend or distribution on the Class A Common Stock in respect of which a Series C Participating Dividend is required to be paid shall be paid or set aside for payment on the Class A Common Stock unless a Series C Participating Dividend in respect of such dividend or distribution on the Class A Common Stock shall be simultaneously paid, or set aside for payment, on the Series C Preferred Stock.

                (C) Series C Preferential Cash Dividends shall begin to accrue on outstanding shares of Series C Preferred Stock from the Series C Quarterly Dividend Payment Date next preceding the date of issuance of any shares of Series C Preferred Stock. Accrued but unpaid Series C Preferential Cash Dividends shall be cumulative but shall not bear interest. Series C Preferential Cash Dividends paid on the shares of Series C Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.

        (3) Voting Rights. The holders of shares of Series C Preferred Stock shall have the following voting rights:

                (A) Subject to the provisions for adjustment hereinafter set forth, each share of Series C Preferred Stock shall entitle the holder thereof to 10 votes on all matters submitted to a vote of the shareholders of the Corporation. The number of votes which a holder of a share of Series C Preferred Stock is entitled to cast, as the same may be adjusted from time to time as hereinafter provided, is hereinafter referred to as the "Series C Vote Multiple". In the event the Corporation shall at any time after November 2, 2003 declare or pay any dividend on Class A Common Stock payable in shares of Class A Common Stock, or effect a subdivision or split or a combination, consolidation or reverse split of the outstanding shares of Class A Common Stock into a greater or lesser number of shares of Class A Common Stock, then in each such case the Series C Vote Multiple thereafter applicable to the determination of the number of votes per share to which holders of shares of Series C Preferred Stock shall be entitled after such event shall be the Series C Vote Multiple immediately prior to such event multiplied by a fraction the numerator of which is the number of shares of Class A Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Class A Common Stock that were outstanding immediately prior to such event.

                (B) Except as otherwise provided in these Articles of Incorporation or the Bylaws of the Corporation, the holders of shares of Series C Preferred Stock and Series B Preferred Stock and the holders of shares of Class A Common Stock and Common Stock shall vote together as a single voting group on all matters submitted to a vote of shareholders of the Corporation.

                (C) Unless otherwise provided in these Articles of Incorporation, in the event that any preferential cash dividend to which the holders of any currently existing or future series of the Series C Preferred Stock are entitled (collectively, the "Series C Preferred Cash Dividends") has accrued for four or more quarterly dividend periods, whether consecutive or not, and shall not have been declared and paid (or a sum sufficient for the payment thereof has been set aside) in full, the holders of record of such series of Series C Preferred Stock, other than any series in respect of which such right is expressly withheld by these Articles of Incorporation (such holders existing from time to time being hereinafter referred to as the "Unpaid Series C Holders"), acting as a single voting group, shall have the right, at the next meeting of shareholders called for the election of Directors, to elect one member to the Board of Directors, which Director (hereinafter, the "Series C Preferred Director") shall be in addition to the number of Directors required by the Bylaws of the Corporation prior to such event, to serve until the next annual meeting of shareholders and until their successors are elected and qualified or their earlier resignation, removal or incapacity or until such earlier time as all accrued and unpaid Series C Preferred Cash Dividends shall have been paid (or a sum sufficient for the payment thereof has been set aside) in full. If at any annual meeting of shareholders at which the term of a Series C Preferred Director is fixed to expire there are accrued Series C Preferred Cash Dividends which have not been paid (or a sum sufficient for payment thereof has not been set aside) in full, the Unpaid Series C Holders shall have the right to elect a Series C Preferred Director to the vacant Directorship resulting from the expiration of the term of such Series C Preferred Director in the manner provided in the immediately preceding sentence until all accrued and unpaid Series C Preferred Cash Dividends shall have been paid (or a sum sufficient for payment thereof has been set aside) in full; provided, however, that at no time shall more than one Series C Preferred Director be a member of the Board of Directors. The Series C Preferred Director may be removed, with or without cause, by the Unpaid Series C Holders. Vacancies in such Directorship

(whether caused by death, resignation, removal or otherwise) may be filled (if any accrued Series C Preferred Cash Dividends remain unpaid or a sum sufficient for payment thereof has not been set aside) only by the Unpaid Series C Holders in the manner permitted by law; provided, however, that any such action by the Unpaid Series C Holders shall be taken at a meeting of shareholders and shall not be taken by written consent; provided further, however, that by a vote of a majority of the Board of Directors in office other than the Series C Preferred Director, the Series C Preferred Director may be removed immediately after all accrued and unpaid Series C Preferred Cash Dividends shall have been paid (or a sum sufficient for the payment thereof has been set aside) in full.

                (D) Except as otherwise provided in these Articles of Incorporation or the Bylaws of the Corporation, holders of Series C Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Class A Common Stock as set forth herein) for the taking of any corporate action.

        (4)     Certain Restrictions.

                (A) Whenever Series C Preferential Cash Dividends or Series C Participating Dividends are in arrears or the Corporation shall be in default of payment thereof, thereafter and until all accrued and unpaid Series C Preferential Cash Dividends and Series C Participating Dividends, whether or not declared, on shares of Series C Preferred Stock outstanding shall have been paid (or a sum sufficient for payment thereof has been set aside) in full, and in addition to any and all other rights which any holder of shares of Series C Preferred Stock may have in such circumstances, the Corporation shall not

                        (i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration, any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series C Preferred Stock;

                        (ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity as to dividends with the Series C Preferred Stock, unless dividends are paid ratably on the Series C Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled if the full dividends accrued thereon were to be paid;

                        (iii) except as permitted by subparagraph (iv) of this paragraph (4)(A), redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series C Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (both as to dividends and upon liquidation, dissolution or winding up) to the Series C Preferred Stock; or

                        (iv) purchase or otherwise acquire for consideration any shares of Series C Preferred Stock, or any shares of stock ranking on a parity with the Series C Preferred Stock (either as to dividends or upon liquidation, dissolution or winding up), except in accordance with a purchase offer made to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

                (B) The Corporation shall not permit any Subsidiary (as hereinafter defined) of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner. A "Subsidiary" of the Corporation shall mean any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient to elect a majority of the Board of Directors or other persons performing similar functions are beneficially owned, directly or indirectly, by the Corporation or by any corporation or other entity that is otherwise controlled by the Corporation.

                (C) The Corporation shall not issue any shares of Series C Preferred Stock except upon exercise of Rights (the "Series C Rights") issued pursuant to that certain Rights Agreement dated as of November 2, 2003 between the Corporation and SunTrust Bank, as rights agent, a copy of which is on file with the Secretary of the Corporation at its principal executive office and shall be made available to shareholders of record without charge upon written request therefor addressed to said Secretary. Notwithstanding the foregoing sentence, nothing contained in the provisions hereof shall prohibit or restrict the Corporation from issuing for any purpose any series of preferred stock with rights and privileges similar to, different from, or greater than, those of the Series C Preferred Stock.

        (5) Reacquired Shares. Any shares of Series C Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares upon their retirement and cancellation shall become authorized but unissued shares of preferred stock, without designation as to series, and such shares may be reissued as part of a new series of preferred stock to be created by resolution or resolutions of the Board of Directors.

        (6) Liquidation, Dissolution or Winding Up. Upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, no distribution shall be made (A) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series C Preferred Stock unless the holders of shares of Series C Preferred Stock shall have received, subject to adjustment as hereinafter provided, (i) $39 per one-hundredth share plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, or (ii) if greater than the amount specified in clause (A)(i) of this sentence, an amount equal to 100 times the aggregate amount to be distributed per share to holders of Class A Common Stock, as the same may be adjusted as hereinafter provided, and (B) to the holders of stock ranking on a parity upon liquidation, dissolution or winding up with the Series C Preferred Stock, unless simultaneously therewith distributions are made ratably on the Series C Preferred Stock and all other shares of such parity stock in proportion to the total amounts to which the holders of shares of Series C Preferred Stock are entitled under clause (A)(i) of this sentence and to which the holders of such parity shares are entitled, in each case upon such liquidation, dissolution or winding up. The amount to which holders of Series C Preferred Stock may be entitled upon liquidation, dissolution or winding up of the Corporation pursuant to clause (A) of the foregoing sentence is hereinafter referred to as the "Series C Participating Liquidation Amount" and the multiple of the amount to be distributed to holders of shares of Class A Common Stock upon the liquidation, dissolution or winding up of the Corporation applicable pursuant to said clause to the determination of the Participating Liquidation Amount, as said multiple may be adjusted from time to time as hereinafter provided, is hereinafter referred to as the "Series C Liquidation Multiple". In the event the Corporation shall at any time after November 2, 2003 declare or pay any dividend on Class A

Common Stock payable in shares of Class A Common Stock, or effect a subdivision or split or a combination, consolidation or reverse split of the outstanding shares of Class A Common Stock into a greater or lesser number of shares of Class A Common Stock, then in each such case the Series C Liquidation Multiple thereafter applicable to the determination of the Series C Participating Liquidation Amount to which holders of Series C Preferred Stock shall be entitled after such event shall be the Series C Liquidation Multiple applicable immediately prior to such event multiplied by a fraction the numerator of which is the number of shares of Class A Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Class A Common Stock that were outstanding immediately prior to such event.

        (7)     Certain Reclassifications and Other Events.

                (A) In the event that holders of shares of Class A Common Stock of the Corporation receive after November 2, 2003 in respect of their shares of Class A Common Stock any share of capital stock of the Corporation (other than any share of Class A Common Stock of the Corporation), whether by way of reclassification, recapitalization, reorganization, dividend or other distribution or otherwise (a "Class A Common Stock Transaction"), then and in each such event the dividend rights, voting rights and rights upon the liquidation, dissolution or winding up of the Corporation of the shares of Series C Preferred Stock shall be adjusted so that after such event the holders of Series C Preferred Stock shall be entitled, in respect of each share of Series C Preferred Stock held, in addition to such rights in respect thereof to which such holder was entitled immediately prior to such adjustment, to (i) such additional dividends as equal the Series C Dividend Multiple in effect immediately prior to such Class A Common Stock Transaction multiplied by the additional dividends which the holder of a share of Class A Common Stock shall be entitled to receive by virtue of the receipt in the Class A Common Stock Transaction of such capital stock, (ii) such additional voting rights as equal the Series C Vote Multiple in effect immediately prior to such Class A Common Stock Transaction multiplied by the additional voting rights which the holder of a share of Class A Common Stock shall be entitled to receive by virtue of the receipt in the Class A Common Stock Transaction of such capital stock and (iii) such additional distributions upon liquidation, dissolution or winding up of the Corporation as equal the Series C Liquidation Multiple in effect immediately prior to such Class A Common Stock Transaction multiplied by the additional amount which the holder of a share of Class A Common Stock shall be entitled to receive upon liquidation, dissolution or winding up of the Corporation by virtue of the receipt in the Class A common Stock Transaction of such capital stock, as the case may be, all as provided by the terms of such capital stock.

                (B) In the event that holders of shares of Class A Common Stock of the Corporation receive after November 2, 2003 in respect of their shares of Class A Common Stock any right or warrant to purchase Class A Common Stock (including as such a right, for all purposes of this paragraph, any security convertible into or exchangeable for Class A Common Stock) at a purchase price per share less than the Fair Market Value (as hereinafter defined) of a share of Class A Common Stock on the date of issuance of such right or warrant, then and in each such event the dividend rights, voting rights and rights upon the liquidation, dissolution or winding up of the Corporation of the shares of Series C Preferred Stock shall each be adjusted so that after such event the Series C Dividend Multiple, the Series C Vote Multiple and the Series C Liquidation Multiple shall each be the product of the Series C Dividend Multiple, the Series C Vote Multiple and the Series C Liquidation Multiple, as the case may be, in effect immediately prior to such event multiplied by a fraction the numerator of which shall be the number of shares of Class A

Common Stock outstanding immediately before such issuance of rights or warrants plus the maximum number of shares of Class A Common Stock which could be acquired upon exercise in full of all such rights or warrants and the denominator of which shall be the number of shares of Class A Common Stock outstanding immediately before such issuance of rights or warrants plus the number of shares of Class A Common Stock which could be purchased, at the Fair Market Value of the Class A Common Stock at the time of such issuance, by the maximum aggregate consideration payable upon exercise in full of all such rights or warrants.

                (C) In the event that holders of shares of Class A Common Stock of the Corporation receive after November 2, 2003 in respect of their shares of Class A Common Stock any right or warrant to purchase capital stock of the Corporation (other than shares of Class A Common Stock), including as such a right, for all purposes of this paragraph, any security convertible into or exchangeable for capital stock of the Corporation (other than Class A Common Stock), at a purchase price per share less than the Fair Market Value of such shares of capital stock on the date of issuance of such right or warrant, then and in each such event the dividend rights, voting rights and rights upon liquidation, dissolution or winding up of the Corporation of the shares of Series C Preferred Stock shall each be adjusted so that after such event each holder of a share of Series C Preferred Stock shall be entitled, in respect of each share of Series C Preferred Stock held, in addition to such rights in respect thereof to which such holder was entitled immediately prior to such event, to receive (i) such additional dividends as equal the Series C Dividend Multiple in effect immediately prior to such event multiplied, first, by the additional dividends to which the holder of a share of Class A Common Stock shall be entitled upon exercise of such right or warrant by virtue of the capital stock which could be acquired upon such exercise and multiplied again by the Series C Discount Fraction (as hereinafter defined) and (ii) such additional voting rights as equal the Series C Vote Multiple in effect immediately prior to such event multiplied, first, by the additional voting rights to which the holder of a share of Class A Common Stock shall be entitled upon exercise of such right or warrant by virtue of the capital stock which could be acquired upon such exercise and multiplied again by the Series C Discount Fraction and
(iii) such additional distributions upon liquidation, dissolution or winding up of the Corporation as equal the Series C Liquidation Multiple in effect immediately prior to such event multiplied, first, by the additional amount which the holder of a share of Class A Common Stock shall be entitled to receive upon liquidation, dissolution or winding up of the Corporation upon exercise of such right or warrant by virtue of the capital stock which could be acquired upon such exercise and multiplied again by the Series C Discount Fraction. For purposes of this paragraph, the "Series C Discount Fraction" shall be a fraction the numerator of which shall be the difference between the Fair Market Value of a share of the capital stock subject to a right or warrant distributed to holders of shares of Class A Common Stock of the Corporation as contemplated by this paragraph immediately after the distribution thereof and the purchase price per share for such share of capital stock pursuant to such right or warrant and the denominator of which shall be the Fair Market Value of a share of such capital stock immediately after the distribution of such right or warrant.

                (D) For purposes of this Section (e) of Article III, the "Fair Market Value" of a share of capital stock of the Corporation (including a share of Class A Common Stock) on any date shall be deemed to be the average of the daily closing price per share thereof over the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that, in the event that such Fair Market Value of any such share of capital stock is determined during a period which includes any date that is within 30 Trading Days after (i) the ex-dividend date for a dividend or distribution on stock payable in shares of such stock or securities convertible into shares of such stock, or (ii) the effective date of any subdivision, split, combination, consolidation, reverse stock split or reclassification of such stock, then, and in each such case, the Fair Market Value shall be appropriately adjusted by the Board of Directors of the Corporation to take into account ex-dividend or post-effective date trading. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way (in either case, as reported in the applicable transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange), or, if the shares are not listed or admitted to trading on the New York Stock Exchange, as reported in the applicable transaction reporting system with respect to securities listed on the principal national, securities exchange on which the shares are listed or admitted to trading or, if the shares are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System's National Market System ("NASDAQ/NMS") or such other system then in use, or if on any such date the shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the shares selected by the Board of Directors of the Corporation. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the shares are listed or admitted to trading is open for the transaction of business or, if the shares are not listed or admitted to trading on any national securities exchange, on which the NASDAQ/NMS or such national securities exchange as may be selected by the Board of Directors of the Corporation is open. If the shares are not publicly held or not so listed or traded on any day within the period of 30 Trading Days applicable to the determination of Fair Market Value thereof as aforesaid, "Fair Market Value" shall mean the fair market value thereof per share as determined in good faith by the Board of Directors of the Corporation. In either case referred to in the foregoing sentence, the determination of Fair Market Value shall be described in a statement filed with the Secretary of the Corporation.

        (8) Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Class A Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each outstanding share of Series C Preferred Stock shall at the same time be similarly exchanged for or changed into the aggregate amount of stock, securities, cash and/or other property (payable in like kind), as the case may be, for which or into which each share of Class A Common Stock is changed or exchanged multiplied by the highest of the Series C Vote Multiple, the Series C Dividend Multiple or the Series C Liquidation Multiple in effect immediately prior to such event.

        (9)     Effective Time of Adjustments.

                (A) Adjustments to the Series C Preferred Stock required by the provisions hereof shall be effective as of the time at which the event requiring such adjustments occurs.

                (B) The Corporation shall give prompt written notice to each holder of a share of Series C Preferred Stock of the effect of any adjustment to the voting rights, dividend rights or rights upon liquidation, dissolution or winding up of the Corporation of such shares required by the provisions hereof. Notwithstanding the foregoing sentence, the failure of the Corporation to give such notice shall not affect the validity of or the force or effect of or the requirement for such adjustment.

        (10) No Redemption. The shares of Series C Preferred Stock shall not be redeemable at the option of the Corporation or any holder thereof. Notwithstanding the foregoing sentence of this Section 10, the Corporation may acquire shares of Series C Preferred Stock in any other manner permitted by law and the Articles of Incorporation.

        (11) Ranking. Unless otherwise provided in these Articles of Incorporation, the Series C Preferred Stock shall rank pari pasu with the Series B Preferred Stock and junior to all other series of the Corporation's Preferred Stock as to the payment of dividends and the distribution of assets on liquidation, dissolution or winding up and shall rank senior to the Class A Common Stock.

        (12) Amendment. These Articles of Incorporation of the Corporation shall not be amended in any manner which would adversely affect the rights, preferences or limitations of the Series C Preferred Stock without, in addition to any other vote of shareholders required by law, the approval of (1) the holders of the then outstanding Rights (as defined in Section (g)(4)(C) of this Article III) and (2) the holders of the then outstanding shares of the Series C Preferred Stock, with the holders of the Rights and the holders of the Series C Preferred Stock voting together as a single voting group; provided, however, that the holder of each share of Series C Preferred Stock shall have one vote and the holder of each Right shall have one one-hundredth of a vote with respect to each such amendment."

3. The foregoing amendment was adopted by the Board of Directors on November 2, 2003. A vote of shareholders of the Corporation was not needed for the adoption of these Articles of Amendment.

        IN WITNESS WHEREOF, the undersigned Officer of the Corporation has executed these Articles of Amendment on November 2, 2003.

                                              HEICO CORPORATION

                                                     /s/ Thomas S. Irwin
                                              ---------------------------------
                                              By:    Thomas S. Irwin
                                              Title: Executive Vice President
                                                     and Treasurer